FIRST NATIONAL BANK
           OF ROCHESTER
           35 State Street               COMMERCIAL LINE OF CREDIT NOTE
           Rochester, New York 14614
          _________________________________________________________________


          Account Name:            GLC OUTSOURCING SERVICES, INC.

          Dated:                   October 20, 1995

          Maximum Credit Amount:   TWO HUNDRED THOUSAND AND NO/100  DOLLARS
                                   ($200,000.00)

               FOR VALUE RECEIVED, the undersigned (individually a "Borrower") (if more than one, jointly and severally) promises to pay to the order of FIRST NATIONAL BANK OF ROCHESTER, a national banking association having its chief executive office at 35 State Street, Rochester, New York 14614, ("Bank") at any of the banking offices of the Bank in lawful money of the United States and in immediately available funds, the outstanding principal sum on the line of credit made available to the Borrower pursuant to the terms and conditions hereof (the "Credit) plus interest on such principal sum in accordance with the terms and conditions set forth in the following paragraphs. (Check or X / / spaces where applicable.)

          1. Obtaining Advances on Credit. The Borrower may obtain advances on the Credit in multiples of the lesser of (a) $1,000.00 or (b) the unused balance of the Maximum Credit Amount indicated above (the "Maximum Credit") by making written or oral requests for such advances to Bank through any of its authorized Commercial Lending Officers. The decision to make such an advance or to refuse to make such an advance shall be subject to the discretion of Bank. Such requests may be made by the Borrower, by any authorized agent of the Borrower (including any partner or officer of the Borrower) or by any other person designated by Borrower as a person having authority to authorize an advance under this Note. Bank shall be entitled to rely upon the request of any person it in good faith believes to be authorized by Borrower to borrow under this Note and Bank shall not be liable to Borrower as a result of making or failing to make any advance hereunder. Advances on the Credit will be deposited by Bank to a demand deposit account of Borrower with Bank.

          2. Statement of Balance Due. Bank shall provide periodic statements to Borrower describing, as of the effective date of such statement, the outstanding principal balance, the interest owing, any other charges owing and the advances and payments made during the period covered by the statement. The Bank's records shall be presumptive evidence of the balances owing with respect to the Credit.

          3. /X/ Out of Debt Period. During each twelve-month period that the Credit is available to Borrower, there shall be at least one thirty-day period when Borrower is not indebted to Bank pursuant to the Credit.

          4. Interest Rate; Interest Payments. Borrower shall pay interest on the outstanding principal sum of the Credit from and including the date of this Note to but not including the date such sum is paid in full (including each day on which Bank is closed) at a variable rate per year that shall on each day be 1.50% above the rate per year in effect such day as that designated by Bank as the prime rate of interest of Bank, with such interest to be calculated on the basis of a 360-day year for the actual number of days of each year. Notwithstanding the foregoing, the rate of interest per year on and after maturity of the outstanding principal balance, because of Bank's demand for immediate payment in full of such outstanding principal balance shall on each day be 2% per year above the rate described in the preceding sentence. Interest will be billed to Borrower /X/ monthly
          / / quarterly on the outstanding principal sum. Notwithstanding the generality of the foregoing, in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law.
               /   / The interest rate applicable to this Note is further
          affected by the Compensating Balance Addendum made applicable hereto.

          5. Credit Facility Fees. The Credit shall be subject to the following fees (as checked or marked with "X"):

               /   /  Except with respect to any out of debt period
               required by Section 3 hereof, Borrower shall pay to Bank when billed therefor a non-usage fee based upon the Maximum Credit that was available but was not in use by Borrower. The fee shall be payable in arrears and shall be in an amount equal to ____% of the average daily amount of the available but unused credit.

               /   /  Borrower shall pay an annual facility fee equal to
               ___% of the Maximum Credit upon execution of this Note and annually hereafter as long as the Credit is available. If Bank exercises its termination rights under Section 10 hereof, Borrower shall be entitled to a pro-rata refund of the annual facility fee described in this paragraph based upon the amount of time that the Credit was unavailable to Borrower.

          6. Late Charges. Borrower shall pay a late charge equal to 5% of the amount of any scheduled payment with respect to each payment not received by Bank on or before the 10th day after it is due.

          7. Application of Payments; Charging Deposit Accounts for Payments. All payments received by Bank shall be applied on the date received first to late charges, if any, second to accrued interest and third to Principal. Borrower agrees that Bank may, at its option and in addition to the right of offset, charge any demand deposit account of Borrower at Bank for any amount that has become due and owing to Bank hereunder.

          8. Use of Proceeds. Borrower represents and warrants to Bank that the advances to be made hereunder shall be used solely for business or commercial purposes.

          9. Financial Information. Borrower agrees to provide Bank, promptly upon Bank's request, with (a) periodic financial statements in form satisfactory to Bank, (b) copies of federal and state income tax returns and (c) all other financial information requested by Bank from time to time.

          10. Termination of Credit. Borrower may terminate its rights to take advances under the Credit at any time by giving written notice to Bank of its desire to do so. Notice should be directed to the "Commercial Lending Department" at the address above or at any other address provided to Borrower by Bank for the purposes of such notices. The Credit shall become unavailable after Bank has received such notice and has had a reasonable time to act thereon. The Credit may be terminated by Bank at any time for any or no reason without prior notice to Borrower. The Credit is also subject to Bank's continuing rights of modification, restriction or suspension, provided, however, that Bank may not modify the interest rate applicable to outstanding balances or other fees or charges except as specified in this Note. Termination of the Credit shall not affect the Borrower's obligation to pay the outstanding balance under the Credit and all interest and other applicable charges.

          11. Demand Obligation; Demands for Payment. All amounts owing pursuant to this Note but not yet paid shall, without any notice, demand, presentment or protest of any kind (each of which is waived by Borrower), automatically become immediately due if Borrower commences or has commenced against it any bankruptcy or insolvency proceeding. This Note is payable "ON DEMAND" and Bank may demand immediate payment in full of all amounts owing hereunder in its sole discretion. Without limiting Bank's rights as described in the previous sentence, all amounts owing pursuant to this Note but not yet paid may become immediately due at the sole option of Bank if (a) any amount owing pursuant to this Note is not paid when due, (b) Borrower or any guarantor or endorser of this Note (a "Guarantor") is dissolved, dies or becomes incompetent or insolvent (however such insolvency is evidenced),
          (c) any Guarantor commences or has commenced against it any bankruptcy or insolvency proceeding, (d) Bank in good faith deems itself insecure with respect to any amount owing pursuant to this Note or is of the opinion that any guaranty, endorsement, collateral or other security now or hereafter securing the payment of or otherwise applicable to any amount owing pursuant to this Note is not sufficient or has declined or may decline in value, (e) there occurs or exists any event or condition of default for purposes of any mortgage, security agreement, collateral assignment agreement or other agreement now or hereafter in effect between Bank and any Borrower or (f) there occurs or exists any event or condition of default for purposes of any mortgage, security agreement, collateral assignment agreement, guaranty or other agreement that secures or applies to the payment of any amount owing pursuant to this Note and that is now or hereafter in effect between Bank and any person or entity other than any Borrower. Borrower waives any and all rights to any notice, demand, presentment for payment, notice of protest and protest with respect to this Note.

          12. Collection Expenses. Borrower shall pay all costs and expenses incurred by Bank in endeavoring to collect any amount owing pursuant to this Note or to otherwise protect its rights with respect to this Note (including, but not limited to, reasonable attorneys' fees for legal advice, litigation or other representation of Bank).

          13. New York Law; Consent to Jurisdiction and Venue; Waiver of Trial by Jury. This Note shall be governed by and interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws. Borrower consents to the jurisdiction of the courts of the State of New York and agrees that any court located in the county in which Bank has its chief executive office shall be the proper forum for any action or proceeding between Borrower and Bank unless either
          (a) Bank in its sole discretion chooses another forum or (b) applicable law requires another forum. BORROWER AND BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THEM BASED UPON, ARISING OUT OF, OR IN ANY WAY CONNECTED TO, THIS NOTE.

                                   G L C OUTSOURCING SERVICES, INC.



                                   By:  s\ James D. Ryan, Jr.
                                        James D. Ryan, Jr., Vice President

          FIRST NATIONAL BANK
          OF ROCHESTER
          35 State Street               CONTINUING UNLIMITED GUARANTY
          Rochester, New York 14614
          _________________________________________________________________

          Borrower: G L C OUTSOURCING SERVICES, INC.

          Dated:    April 28, 1995

             In consideration of all loans, advances, credit or other financial accommodations previously extended or to be extended or continued from time to time by FIRST NATIONAL BANK OF ROCHESTER, a national banking association having its chief executive office at 35 State Street, Rochester, New York 14614 ("Bank") to, or on the guarantee, endorsement or other assurance of, the person or
          entity identified above as "Borrower,"   the undersigned
          ("Guarantor") does hereby agree and make this Guaranty as follows:

          1.        Definition of Certain Terms. As used in this Guaranty:

                (a) "Obligations" shall mean and include all indebtedness, liabilities and obligations for the payment of money (including, but not limited to, any obligation to pay principal, interest, costs, expenses and attorneys' fees) of Borrower to Bank and whether direct or indirect, absolute or contingent, now existing or hereafter arising and any and all extensions, renewals and modifications thereof;

                (b) "Collateral" shall mean all property, real, personal (including both tangible and intangible personal property) and mixed, wherever located, now owned or hereafter acquired, upon which there has been conveyed or will be conveyed a security interest, pledge or mortgage to secure the payment of the Obligations;

                (c) "guarantor" shall mean any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party or other person liable upon or for any of the Obligations in any capacity whatsoever including, but not limited to, Guarantor; and

                (d) "Event of Default" shall mean (i) any event or condition of default under any agreement between Bank and Borrower governing or relating to any of the Obligations including, but not limited to, a failure to make payment when due, and (ii) any other event, occurrence or condition that results in the Obligations, or any part of the Obligations, being immediately, or at the sole option of Bank, due and payable by Borrower to Bank.

          2. Unconditional Guaranty of Payment. Guarantor does hereby unconditionally guarantee the punctual payment to Bank when due, whether at a stated maturity, by acceleration or otherwise, of each and all of the Obligations, without any limitation as to amount, strictly in accordance with all the terms and provisions of the Obligations and subject to all rights of Bank arising from or relating to the Obligations. The duty, liability and obligation of Guarantor pursuant to this Guaranty shall not be diminished, altered, terminated or changed in any respect, notwithstanding any law, regulation, decree, action, proceeding, equitable doctrine or other circumstance that would or might otherwise diminish, alter, terminate, void or change the liability or obligation of Borrower, any other guarantor or any other entity or person to pay any or all of the Obligations. Any payments required to be made pursuant to this Guaranty shall be made in United States dollars in immediately available funds at such place and time as shall be designated by Bank.

          3. Continuing Agreement. This Guaranty is a continuing agreement and applies to all present and future Obligations, notwithstanding that at any particular time all of the Obligations then outstanding shall have been paid in full. This Guaranty shall be construed at all times to be a guaranty of payment and not a guaranty of collection.

          4. Guarantor's Indemnification of Bank. Guarantor agrees to indemnify Bank and its employees, agents, officers and directors and hold the same harmless from all claims, demands, penalties, fines, obligations and liabilities claimed or asserted by any other party, whether contingent or otherwise, and against all losses and expenses (including, but not limited to, fees of attorneys and other consultants, court costs and litigation expenses) in any way suffered, incurred, or paid by Bank or by any of its employees, agents, officers and directors, as a result of or in any way arising out of, following, or consequential to, Bank's transactions and relationships with either or both of Borrower and Guarantor, whether with respect to the Obligations or otherwise, and including, but not limited to, environmental matters

          5. Certain Rights of Bank. Bank, in its sole discretion and without notice to or further assent from Guarantor at any time or from time to time, either before or after the occurrence of an Event of Default, and without diminishing, altering, terminating or changing in any respect the liability and obligation of Guarantor pursuant to this Guaranty, may: (a) increase or decrease the amount of, extend, change, or amend the time, manner, place, amount or terms of payment of any or all of the Obligations or any other terms or provisions governing the Obligations, including those relating to any guarantor or Collateral; (b) exchange, release, surrender, substitute or sell any Collateral, or fail unintentionally or otherwise to perfect its interest or create a valid security interest in any of the Collateral; (c) waive, fail to exercise or delay in exercising any right or remedy granted to Bank by any agreement or by law with respect to Borrower, any of the Obligations, any guarantor or any of the Collateral; (d) release, agree not to sue, settle or compromise with Borrower, any guarantor or any other entity or person who is otherwise obligated to pay any or all of the Obligations; (e) subordinate the payment of any or all of the Obligations to the payment of any other debt owed by Borrower to any other entity or person; (f) sell or purchase all or any part of the Collateral at any public or private sale, and after deduction of all expenses incurred therefor, including attorneys' fees, apply the proceeds to the Obligations in such manner as it deems appropriate; (g) apply any payments or proceeds relating to the Obligations in such manner as it deems appropriate; or (h) act or refuse to act in any other manner which might constitute a legal or equitable discharge or defense of a guarantor.

          6. Financial Information. Guarantor agrees to provide Bank, promptly upon Bank's request, with (a) periodic financial statements in form satisfactory to Bank, (b) copies of federal and state income tax returns and (c) all other financial information requested by Bank from time to time.

          7. Bank's Rights Upon Event of Default. Upon the occurrence of any Event of Default, or at any time thereafter, any or all of the Obligations, at the sole option of Bank, shall immediately become due and payable in full, together with interest and all costs and expenses of enforcing this Guaranty or any of the Obligations, including court costs and reasonable attorneys' fees. In such circumstances, the liability of Guarantor to Bank shall be absolute, and it shall not constitute a defense, counterclaim, set-off or recoupment thereto that Bank has not made any demand or instituted any action or proceeding against Borrower or against any other party who may be liable for all or any of the Obligations or that Bank has not validly taken or perfected a security interest in the Collateral or has not or has improperly foreclosed upon the Collateral or any part of it, nor shall Bank be required to perform any of the above acts against Borrower, any guarantor or the Collateral as a condition to enforcing its rights against Guarantor in accordance with the terms of this Guaranty.

          8. Right of Offset; Security Interest. In addition to the rights that Bank has under applicable law (including, but not limited to, the right of offset) and the other rights granted to Bank pursuant to this Guaranty or the Obligations, Guarantor hereby grants Bank a lien upon and security interest in any and all of Guarantor's money, deposits or other property in the possession, custody or control of Bank. Upon the occurrence of an Event of Default, in addition to any other rights of Bank, Bank may, in its sole discretion and without prior notice to Guarantor, set-off or sell the same at any public or private sale and apply the proceeds thereof to the Obligations in such manner and order as Bank deems appropriate.

          9. Persons or Entities Bound. If this Guaranty is executed by two or more persons or entities or if two or more persons or entities execute agreements similar to this Guaranty covering the Obligations, they shall be jointly and severally liable, and all provisions of this Guaranty shall apply to each and all of them. The termination of this Guaranty or similar agreement as to one or more of such persons or entities shall not terminate this Guaranty or similar agreement as to any remaining persons or entities. This Guaranty shall be binding upon the heirs, executors, trustees, transferees, administrators, assigns and successors of Guarantor and shall inure to the benefit of and be enforceable by Bank, its successors, transferees and assigns.

          10. Reinstatement of Guarantor's Liability. In the event any payment or recovery is received by Bank with respect to the Obligations during the time that this Guaranty is effective and such payment or recovery is subsequently invalidated, declared fraudulent or preferential or otherwise set aside under the terms of any federal or state law or equitable doctrine, then the liability of Guarantor shall be reinstated and Guarantor shall be responsible for the amount of such payment or recovery to Bank under the terms of this Guaranty together with any and all interest and other charges related thereto and related to any proceeding seeking to set aside or invalidate such payment or recovery, including attorneys' fees, notwithstanding the fact that this Guaranty was terminated voluntarily or by law at the time that the payment or recovery was set aside or invalidated as described above.

          11. Waiver of Subrogation and Similar Rights. Until the Obligations are finally and irrevocably paid in full, Guarantor irrevocably waives each and every right of subrogation, indemnity, contribution and reimbursement and each and every similar right that Guarantor would have against either or both of Borrower and any other guarantor of the Obligations because of any payment by Guarantor of any portion of the Obligations or because of the provision by Guarantor of any collateral security for such Obligations. To the extent that any of the foregoing rights survive such waiver, Guarantor assigns such rights to Bank as collateral security for payment of the Obligations.

          12. New York Law; Consent to Jurisdiction and Venue; Waiver of Trial by Jury. This Guaranty shall be governed by and interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws. Guarantor consents to the jurisdiction of the courts of the State of New York and agrees that any court located in the county in which Bank has its chief executive office shall be the proper forum for any action or proceeding between them unless either (a) Bank in its sole discretion chooses another forum or (b) applicable law requires another forum. Guarantor also waives the right to assert in any such action or proceeding any unrelated offsets or counterclaims which it may otherwise have or claim to have. GUARANTOR AND BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THEM BASED UPON, ARISING OUT OF, OR IN ANY WAY CONNECTED TO, THIS GUARANTY, THE OBLIGATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.

          13.   Certain Consents and Waivers; Miscellaneous Provisions.
                (a) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Guaranty in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
                (b) This Guaranty constitutes the final, complete and exclusive agreement between Bank and Guarantor with respect to the guarantee by Guarantor of the Obligations.
                (c) No delay by Bank in exercising any right hereunder, or under any of the Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver, amendment, modification or release of this Guaranty or any provision of this Guaranty or of any of the Obligations shall be enforceable against Bank unless it is in a writing signed by an officer of Bank and expressly referring to this Guaranty.
                (d) Any termination of this Guaranty shall not be effective until Bank has had reasonable time to act on written notice of such termination that has been actually received by Bank by mail or personal delivery directed to "Commercial Banking Division" at the address of Bank indicated at the beginning of this Guaranty or at such other address as Bank may hereafter specify in writing for purposes hereof. Any such termination shall not affect any existing Obligations owed by Borrower or any extensions or continuations thereof. Furthermore, any such termination shall not affect the indemnification provisions set forth in Section 4 of this Guaranty with respect to any acts (including omissions) or occurrences that took place or are alleged by anyone to have taken place prior to the effective date of the termination hereof determined in accordance with the first sentence of this subsection. Guarantor's liability with respect to all such existing Obligations and with respect to such prior acts or occurrences shall continue under the terms of this Guaranty subsequent to any termination. It is further agreed in the case where Guarantor is a natural person that any termination based upon the death of Guarantor shall likewise not become effective until the time that Bank received such notice of Guarantor's death and had a reasonable time to act thereon.
                (e) All rights granted Bank pursuant to this Guaranty shall be cumulative and shall be in addition to those granted or available to Bank with respect to the Obligations, any other guaranty agreement and under applicable law and nothing herein shall be construed as limiting any such other right.
                (f) Guarantor represents and warrants that the execution, delivery and performance of this Guaranty does not and will not contravene any law, agreement, charter, by-law or undertaking to which it is a party or by which it may in any way be bound.
                (g) Guarantor waives notice of presentment, dishonor and protest of any or all of the Obligations and of this Guaranty, and furthermore waives promptness in the commencement of any action relating to this Guaranty or the Obligations and in the giving of notice or making of demand upon it or upon any other entity or person.
                (h) Words of the neuter gender may mean and include correlative words of the masculine and feminine gender as appropriate and vice versa. Words noting the singular number shall mean and include the plural number as appropriate and vice versa.
                (i) The headings used in this Guaranty are for convenience only and are not of substantive effect.


                                   s\ James d. Ryan, Jr.
                                   James D. Ryan, Jr.

                                   s\ John C. Hayes
                                   John C. Hayes

                                   s\ Gerard J. Chambers
                                   Gerard J. Chambers

          FIRST NATIONAL BANK
          OF ROCHESTER
          35 State Street               GENERAL SECURITY AGREEMENT
          Rochester, New York 14614
          ___________________________________________________________


          Account Name:  G L C OUTSOURCING SERVICES, INC.

          Dated:         April 28, 1995

          Obligor:       G L C OUTSOURCING SERVICES, INC.

          In consideration of all loans, credit or other financial accommodations extended or continued from time to time to, or on the guaranty, endorsement or other assurance of, the undersigned ("Obligor") by FIRST NATIONAL BANK OF ROCHESTER, a banking corporation having its principal office at 35 State Street, Rochester, New York 14614 ("Bank"), Obligor hereby agrees as follows:

          1.  Security Interest.
             (a) To secure the payment and performance of all the Obligations, Obligor hereby grants to Bank a continuing security interest in, and assigns and pledges to Bank, all of the Collateral.
             (b) (i) "Collateral" shall mean and include, except as and to the extent specifically excluded in Schedule A hereto, ALL PERSONAL PROPERTY AND FIXTURES OF OBLIGOR or in which Obligor has an interest, whether NOW OR HEREAFTER EXISTING OR NOW OWNED OR HEREAFTER ACQUIRED and wherever located, OF EVERY KIND, NATURE AND DESCRIPTION, TANGIBLE OR INTANGIBLE, and whether or not subject to Article 8 or 9 of the Uniform Commercial Code, including, but not limited to, (A) all accounts and general intangibles (including, but not limited to, in each case, contract rights and, in the case of general intangibles, tax refunds), instruments, investment securities, chattel paper and documents, (B) all inventory, (C) all equipment (including, but not limited to, machinery, furniture and vehicles), (D) all farm products, (E) to the extent not otherwise included, all claims, demands and rights (including, but not limited to, claims to insurance proceeds, tort claims, judgment claims, rights of set-off, rights to payment under letters and advices of credit and rights to any balance in any deposit account maintained with any bank, including Bank, or similar organization), (F) to the extent not otherwise included, all money, other goods and other rights in personal property and fixtures, (G) the proceeds, products and accessions of and to any of the foregoing, and (H) to the extent not otherwise included, all records (including, but not limited to, records maintained on computer software) of Obligor evidencing or otherwise relating to the things referred to in this sentence.
               (ii) "Obligations" shall mean and include all indebtedness, liabilities, obligations, covenants and duties of Obligor to Bank (including those which Bank may have acquired from others) of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising and whether or not evidenced by any note or other instrument or agreement and whether or not for the payment of money, including, but not limited to, indebtedness, obligations and liabilities to Bank of Obligor as a member of any partnership, syndicate, association or other group.
               (iii) Certain other terms used herein are defined in Section 13 hereof.

          2.  Rank and Perfection of Security Interest.
             (a) Obligor will not create or permit to exist, nor shall there exist, any security interest in, lien, attachment, levy or encumbrance upon, or assignment and pledge as security of, any of the Collateral, except the security interest of and assignment and pledge to Bank hereunder and Permitted Liens.
             (b) Obligor will take all action requested by Bank, or which may be necessary or desirable, to perfect, continue, evidence, preserve, protect or validate the security interest of and assignment and pledge to Bank hereunder or to enable Bank to exercise and enforce its rights hereunder, including, but not limited to, (i) executing and delivering one or more notices, statements, agreements or other writings, and (ii) delivering to Bank, endorsed or accompanied by such instruments of assignment as Bank may specify, and stamping or otherwise marking, in such manner as Bank may specify, any and all chattel paper, instruments, letters and advices of credit and documents.
             (c) Obligor hereby authorizes Bank, at its option but without any obligation so to do, to file financing and continuation statements and amendments to financing statements, naming Obligor as debtor, with respect to any of the Collateral without the signature of Obligor, and agrees that a carbon, photographic or other reproduction of the Agreement or of a financing statement is sufficient as a financing statement.

          3.  Covenants Relating to Collateral.  Obligor covenants that:
             (a) It shall at all times: (i) be the sole owner of each and every item of Collateral, (ii) defend the Collateral against the claims and demands of all persons, (iii) in the case of tangible property constituting part of the Collateral, (A) properly maintain and keep in good order and repair such property and (B) keep such property fully insured with responsible companies acceptable to Bank against such risks as such Collateral may be subject to, or as Bank may request, under policies containing loss payable clauses naming Bank as loss payee as its interests may appear and otherwise in form and substance satisfactory to Bank, and providing that: (1) all proceeds thereof shall be payable to Bank; (2) such insurance shall not be affected by any act or neglect of Obligor or other owner of the property described in such policy; and (3) such policy and loss payable clause may not be cancelled or amended except upon twenty days' prior written notice to Bank;
             (b) It will comply with the requirements of all leases, mortgages and other instruments relating to premises where any Collateral is located;
             (c) It will not sell or otherwise dispose of (i) any of its accounts included in the Collateral, except for purposes of collection in the ordinary course of business, (ii) any of its inventory included in the Collateral except in the ordinary course of business, (iii) any of its equipment included in the Collateral, except equipment that is obsolete or worn-out or equipment that is contemporaneously replaced with equipment of at least the same value and that is not subject to any lien except for Permitted Liens, (iv) any of its farm products included in the Collateral except in accordance with any Agricultural Financing Rider attached hereto or (v) any other Collateral without Bank's written consent;
             (d)    It will give Bank prompt notice of (i) any change in
          (A) its name, identity or corporate structure, (B) the location of its chief executive office or any other place of business, or
          (C) the location of any of the Collateral or its books and records concerning any accounts, (ii) the location of each new place of business opened by Obligor, (iii) each new location of any Collateral, and (iv) any substantial loss or depreciation in the value of any of the Collateral, and will provide Bank with such other information as to the Collateral as Bank may request; and
             (e) If any account or general intangible included in the Collateral represents money owing pursuant to any contract for the improvement of real property or for a public improvement for purposes of the Lien Law of the State of New York (the "Lien Law"), Obligor shall (i) give Bank notice of such fact, (ii) receive and hold any money advance by Bank with respect to such account or general intangible as a trust fund to be first applied to the payment of trust claims as such term is defined in the Lien Law (Section 71 or otherwise), (iii) until such trust claim is paid, not use or permit the use of any such money for any purpose other than the payment of such trust claims and (iv) promptly upon the request of Bank, execute and deliver each agreement or other document, and take each other action, that Bank shall deem necessary or desirable at the sole option of Bank to give or file notice of Bank's interest in such account or general intangible pursuant to the Lien Law.

          4.  Certain Rights of Bank.
             (a) At any time and from time to time: (i) Bank may and is hereby authorized to transfer into or register in the name of itself or its nominee any instruments or documents that constitute a part of the Collateral without notice to Obligor; and (ii) Obligor will: (A) permit representatives of Bank during normal business hours to inspect its premises and books and records pertaining to the Collateral and make extracts from such books and records; and (B) upon request, enter into warehousing, lock box or other custodial arrangements satisfactory to Bank.
             (b) Should Bank at any time and for any reason deem itself to be insecure or the risk of non-payment or non-performance of any of the Obligations increased: (i) Bank may, without notice to
          Obligor: (A) notify account debtors and all other persons against whom Obligor has claims or rights of Bank's rights hereunder, collect all amounts payable with respect to such accounts, claims and rights directly and apply such collections to the repayment of the Obligations in such order as it may elect; (B) in its own or Obligor's name, demand, sue for, collect or receive any money or property payable or receivable on account of or in exchange for, make any compromise or settlement with respect to, or modify any of the terms of any of, the Collateral as Bank may in its sole discretion elect; (C) receive and open mail addressed to Obligor which bank reasonably believes relates to or is included in the Collateral and change the address for delivery of such mail to an address designated by Bank and notify the postal authorities of any such change; (D) in the name and on behalf of Obligor, endorse instruments and other evidences of payment that relate to or are a part of the Collateral; (E) appropriate and hold, or apply (directly or by way of set-off) to the payment of the Obligations (whether or not then due), all money of Obligor then or thereafter in possession of Bank, the balance of every deposit account (demand or time, matured or unmatured) of Obligor then or thereafter with Bank and every other claim of Obligor then or thereafter against Bank; and (F) with respect to any securities constituting part of the Collateral, in its own or Obligor's name, exercise any and all powers with respect thereto with the same force and effect as could Obligor; and (ii) Obligor will, upon request of Bank: (A) receive and hold all proceeds of Collateral in trust for Bank and not commingle any collections with any of its other funds; (B) immediately deliver such collections to Bank in the identical form received; and (C) deliver to Bank additional property as security for, or make one or more extra payments on account of, the Obligations in an amount satisfactory to Bank.
             (c) Bank may obtain the appointment of a receiver of any or all of the Collateral and Obligor consents to and waives any right to prior notice of such appointment.

          5.  Events of Default.
             (a) It shall be an Event of Default if: (i) Obligor defaults in the payment when due of any of the Obligations; (ii) Obligor otherwise defaults in the performance of any of the Obligations, (iii) any representation or warranty made by Obligor to Bank hereunder or in connection with any of the other Obligations proves to have been incorrect or misleading in any material respect when made; (iv) Obligor fails to pay when due any other indebtedness for borrowed money, the maturity of any such indebtedness is accelerated or an event occurs which, with notice or lapse of time or both, would permit acceleration of such indebtedness; (v) Obligor (if an individual) or any individual Guarantor dies or becomes incompetent, or any Guarantor challenges, or institutes any proceedings, or any proceedings are instituted, to challenge, the validity, binding effect or enforceability of its obligations with respect to any of the Obligations; (vi) Obligor challenges, or institutes any proceedings, or any proceedings are instituted, to challenge, the validity, binding effect or enforceability of this Agreement;
          (vii) Obligor (if a business entity) or any Guarantor (if a business entity) is dissolved or is a party to any merger or consolidation or sells or otherwise disposes of all or substantially all of its assets without the written consent of Bank; (viii) any Guarantor creates a security interest in or lien upon, or an attachment or levy is made upon, any assets of such Guarantor, or a judgment is rendered against any Guarantor or against Obligor; (ix) Obligor or any Guarantor becomes insolvent or unable to meet its debts as they mature, or is generally not paying its debts as they become due, or suspends or ceases its present business, or a custodian, as defined in Title 11 of the United States Code, of substantially all of its property shall have been appointed or taken possession; (x) a case under such Title 11, or any proceeding under any other federal or state bankruptcy, insolvency or other law relating to the relief of debtors, the readjustment, composition or extension of indebtedness or reorganization, is commenced by or against Obligor or any Guarantor; (xi) Obligor or any Guarantor makes any payment on account of any indebtedness subordinated to any of the Obligations in contravention of the terms of such subordination; or (xii) Obligor or any copartnership of which Obligor is a member is expelled from or suspended by any stock or securities exchange or other exchange.
             (b) The occurrence of an Event of Default shall be conclusively presumed to have increased the risk of non-payment or non-performance of the Obligations, and Bank shall be conclusively presumed, thereupon, to have deemed itself to be insecure.

          6.  Post-Event of Default Rights.  Upon the occurrence of an
          Event of Default and at any time or from time to time thereafter:
             (a)    In the case of any Event of Default, other than an
          Event of Default referred to in clause (ix) or (x) of paragraph
          (a) of Section 5, Bank may declare, by notice to Obligor, any and all of the Obligations immediately due and payable, and in the case of any Event of Default referred to in clause (ix) or (x) of paragraph (a) of Section 5, all of the Obligations shall automatically be and become due and payable, in either case without any other presentment, demand, protest or notice of any kind, anything in any other agreement to the contrary notwithstanding;
             (b) Bank shall have no obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of Obligor, anything in any other agreement to the contrary notwithstanding;
             (c) Bank may exercise all other rights to which it is entitled hereunder, including but not limited to those specified in Section 4 hereof;
             (d) Obligor shall, upon request of Bank, assemble the Collateral and maintain or deliver it into the possession of Bank at such place or places as Bank may designate and as are reasonably convenient to both Bank and Obligor; and
             (e) Bank may (i) without notice, demand or other process, and without charge, enter any of Obligor's premises and, without breach of the peace, until Bank completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Obligor's equipment for the purpose of completing any work-in-process, preparing any Collateral for disposition and disposing of or collecting any Collateral, and (ii) in the exercise of its rights under this Agreement, without payment of compensation of any kind, use any and all trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and the like to the extent of Obligor's rights therein and Obligor hereby grants a license for that purpose.

          7. General Representations, Warranties and Agreements. Obligor hereby represents, warrants and agrees that:
             (a) The execution, delivery and performance of this Agreement are within its powers, corporate or otherwise, have been duly authorized by all required action and do not and will not contravene any law or any agreement or undertaking to which it is a party or by which it may in any way be bound or, if Obligor is a corporation, its certificate of incorporation or by-laws;
             (b) Obligor will furnish Bank with all information concerning its business and financial condition as Bank may request including, but not limited to, periodic financial statements in form satisfactory to Bank and copies of federal and state income tax returns; and
             (c) Each of the representations and warranties contained in any Questionnaire submitted to Bank by Obligor in connection with this Agreement is true and correct on the date hereof as if made on the date hereof and all other information, including financial statements and projections, furnished to Bank at any time by or on behalf of Obligor was and will be complete and correct in all material respects to the extent necessary for the purpose of presenting the subject matter thereof fairly to Bank.

          8. Expenses of Obligor's Duties; Bank's Right to Perform on Obligor's Behalf/Power of Attorney; Bank's Expenses and Indemnification.
             (a) Obligor's agreements and duties hereunder shall be performed by it at its sole cost and expense.
             (b) If Obligor shall fail to do any act or thing which it has covenanted or agreed to do hereunder, Bank may (but shall not be obligated to) do the same or cause it to be done and Obligor hereby irrevocably appoints Bank as the attorney-in-fact of Obligor, with full power of substitution and revocation, to take, in the name of Obligor or otherwise, each such action. The power of attorney given pursuant to the preceding sentence is coupled with an interest in favor of Bank and shall not be terminated or otherwise affected by the death, disability or incompetence of Obligor.
             (c) Obligor agrees to reimburse Bank for all costs and expenses, including attorneys' fees and disbursements, incurred, and to indemnify and hold Bank harmless from and against all losses suffered, by Bank in connection with (i) Bank's exercise of any right or remedy granted to it hereunder, (ii) any claim and the prosecution or defense thereof arising out of or in any way connected with this Agreement, and (iii) the collection or enforcement of the Obligations.
             (d) In connection with Bank's release or termination of all or any portion of the Collateral, whether because the Obligations are paid in full, this Agreement is being terminated or otherwise, Obligor shall pay Bank's standard Collateral Release Fee, as the same may be designated by Bank from time to time.
             (e) Amounts payable by Obligor under this Section 8 shall constitute Obligations which shall be payable on demand.

          9.  No Waivers of Rights Hereunder; Rights Cumulative.
             (a) No delay by Bank in exercising any right hereunder, or under any of the other Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercise thereof or the exercise of any other right. No waiver or amendment of any provision of this Agreement or of any of the other Obligations shall be enforceable against Bank unless in writing and signed by an officer of Bank, and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived.
             (b)    All rights granted Bank hereunder shall be cumulative
          and shall be supplementary of and in addition to those granted or available to Bank with respect to the other Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.
             (c) Bank shall not be required to take any steps necessary to preserve rights against prior parties, having or asserting liens against any part of the Collateral.

          10.   Assignment; Participations.
             (a) Bank may assign any or all of the Obligations and may transfer therewith any or all of the Collateral therefor and the transferee shall have the same rights with respect thereto as had Bank. Upon such transfer, Bank shall be released from all responsibility for the Collateral so transferred.
             (b) Bank may from time to time sell or otherwise grant participations in any of the Obligations and the holder of any such participation shall, subject to the terms of any agreement between Bank and such holder, be entitled to the same benefits with respect to any Collateral for the Obligations in which such holder is a participant as Bank. Obligor agrees that each such holder may exercise any and all rights of banker's lien, set-off and counterclaim with respect to its participation in the Obligations as fully as though Obligor were directly indebted to such holder in the amount of such participation.

          11.  Continuing Agreement:  Termination.
             (a) This Agreement shall be a continuing agreement and shall apply to all future Obligations, notwithstanding that at any particular time all of the Obligations then outstanding shall have been paid in full.
             (b) This Agreement shall continue in full force and effect until written notice of termination shall have been received by Bank at its address determined in accordance with Section 14, but notwithstanding any such notice, this Agreement shall continue in full force and effect until all Obligations then outstanding (whether absolute or contingent) shall have been paid in full and all rights of Bank hereunder shall have been satisfied or other arrangements for the securing of such rights satisfactory to Bank shall have been made. Upon receipt of any such notice, Bank shall have no obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of Obligor, anything in any other agreement to the contrary notwithstanding.

          12. Governing Law; Consent to Jurisdiction and Venue; Waiver of Trial by Jury. This Agreement shall be governed by and interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws. Bank shall have the rights and remedies of a secured party under applicable law, including but not limited to the Uniform Commercial Code of New York. Obligor consents to the jurisdiction of the courts of the State of New York and agrees that any court located in the county in which Bank has its chief executive office shall be the proper forum for any action or proceeding between them unless either (a) Bank in its sole discretion chooses another forum or (b) applicable law requires another forum. Obligor also waives the right to assert in any such action or proceeding any unrelated offsets or counterclaims which it may otherwise have or claim to have. OBLIGOR AND BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THEM BASED UPON, ARISING OUT OF, OR IN ANY WAY CONNECTED TO, THIS AGREEMENT, THE OBLIGATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.

          13. Definitions.  As used herein:
             (a) Each of the following terms has the meaning given it for purposes of Article 9 of the New York Uniform Commercial Code as in effect on the date of this Agreement: "account," "chattel paper," "deposit account," "document," "equipment," "farm products," "fixture," "general intangibles," "goods," "instrument," "inventory," "proceeds," and "products."
             (b)    The following terms shall have the indicated meanings:
               "Guarantor" shall mean any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party or other person liable upon or for any of the Obligations.
               "Permitted Liens" shall mean (i) the lien of any real estate mortgage in effect on the date of this Agreement to the extent that it is at any time a lien on any Collateral that constitutes a "fixture"; (ii) liens for taxes not yet due; (iii) other liens incurred in the ordinary course of business that do not (A) arise under the Employee Retirement Income Security Act of 1974 or (B) secure obligations which are due and payable or obligations for borrowed money; (iv) easements, rights-of-way and other similar encumbrances on real property which do not interfere with the ordinary conduct of the business of the Obligor; and (v) liens consented to by Bank in writing including, but not limited to,, any listed in Schedule B hereto.
             (c) The words "it" or "its" as used herein shall be deemed to refer to individuals and to business entities.

          14. Notices; Agreement as to Reasonableness of Notice.
             Any notice or request hereunder may be given to Obligor or to Bank at their respective addresses set forth in this Agreement or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder may be given by mail, hand delivery or telegram, or by telephone or facsimile subsequently confirmed in a writing delivered by mail, hand delivery or telegram. Any requirement under applicable law of reasonable notice by Bank to Obligor of any event shall be met if notice is given to Obligor in the manner prescribed above at least seven days before (a) the date of such event or (b) the date after which such event will occur.

          15. General.
             (a) If this Agreement is executed by two or more Obligors, they shall be jointly and severally liable hereunder, all provisions hereof regarding the Obligations or the Collateral shall apply to the Obligations and Collateral of any or all of them and the termination of this Agreement as to one or more of such Obligors shall not terminate this Agreement as to any remaining Obligors.
             (b) This Agreement shall be binding upon the heirs, executors, administrators, assigns or successors of each of the undersigned Obligors and shall inure to the benefit of and be enforceable by Bank, its successors, transferees and assigns.
             (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
             (d) The headings used in this Agreement are for convenience only and are not intended to be of substantive effect.

          This General Security Agreement is signed by each Obligor on the date first above written.

                                   G L C OUTSOURCING SERVICES, INC.


                                   By:  s\ James D. Ryan, Jr.
                                        James D. Ryan, Jr., Vice President

                       Schedule A to General Security Agreement
                             [Exclusions from Collateral]



          /   /  The following property is specifically excluded from the definition of the term "Collateral"*:




                                           _______________________
                                           Bank Officer's Initials


          ___________________
          *except that:

          1. Property (such as, for example, inventory) which would be excluded from the definition of "Collateral" by reason of its being set forth above shall nonetheless constitute "Collateral" if and to the extent that such property constitutes proceeds or products of or accessions to, any property (such as, for example, accounts) not so excluded; and

          2. The exclusion from the definition of "Collateral" of property (such as, for example, inventory) by reason of its being set forth above shall not result in the exclusion of the proceeds (including property purchased with proceeds) or products of such property( such as, for example, accounts) if and to the extent that such proceeds or products consist of property that is not so excluded and such proceeds or products shall constitute "Collateral".

          If this Schedule A is not completed, no property shall be excluded from the definition of Collateral.

          _________________________________________________________________


                       Schedule B to General Security Agreement
                                  [Permitted Liens]


          /  /   Bank has consented to the liens specified below as
                 Permitted Liens pursuant to Section 13 (b)(v) of this
                 General Security Agreement:


                                             _______________________
                                             Bank Officer's Initials